Exhibit 10.14

Power of Attorney

I, Huang Jiajia, a People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.: 320623198512176631, and a holder of 99.92% of the entire registered capital in 51 Talk English Philippines Corporation (the “Philippines Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize China Online Education (HK) Limited (the “HK CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The HK CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of the Philippines Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the HK CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the HK CO and the Philippines Company on July 21, 2014 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the HK CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the HK CO shall be deemed to be executed by me.  I hereby acknowledge and ratify those actions and/or documents by the HK CO.

The HK CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the HK CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the HK CO through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in English and executed on July 21, 2014.

Strictly Confidential

1

(Signature page to Power of Attorney)

Huang Jiajia

		By:	/s/ Huang Jiajia

Accepted by

China Online Education (HK) Limited

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

Acknowledged by:

51 Talk English Philippines Corporation

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

2

Power of Attorney

I, Kei Hattori, a Japanese citizen with Community Tax Certificate NO. : TG 3339396, and a holder of 0.02% of the entire registered capital in 51 Talk English Philippines Corporation (the “Philippines Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize China Online Education (HK) Limited (the “HK CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The HK CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of the Philippines Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the HK CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the HK CO and the Philippines Company on July 21, 2014 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the HK CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the HK CO shall be deemed to be executed by me.  I hereby acknowledge and ratify those actions and/or documents by the HK CO.

The HK CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the HK CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the HK CO through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in English and executed on July 21, 2014.

Strictly Confidential

1

(Signature page to Power of Attorney)

Kei Hattori

		By:	/s/ Kei Hattori

Accepted by

China Online Education (HK) Limited

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

Acknowledged by:

51 Talk English Philippines Corporation

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

2

Power of Attorney

I, Frank Lin, a American citizen with Tax Identification No. for Filipinos and Foreigners being 437-657-289, and a holder of 0.02% of the entire registered capital in 51 Talk English Philippines Corporation (the “Philippines Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize China Online Education (HK) Limited (the “HK CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The HK CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of the Philippines Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the HK CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the HK CO and the Philippines Company on August 31, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the HK CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the HK CO shall be deemed to be executed by me.  I hereby acknowledge and ratify those actions and/or documents by the HK CO.

The HK CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the HK CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the HK CO through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in English and executed on August 31, 2015.

Strictly Confidential

1

(Signature page to Power of Attorney)

Frank Lin

		By:	/s/ Frank Lin

Accepted by

China Online Education (HK) Limited

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

Acknowledged by:

51 Talk English Philippines Corporation

By:	/s/ Nelson Tan

Name:	Nelson Tan

Title:	Director

2

Power of Attorney

I, Nelson Tan, a Philippines citizen with Tax Identification No. for Filipinos and Foreigners being 201-771-585, and a holder of 0.02% of the entire registered capital in 51 Talk English Philippines Corporation (the “Philippines Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize China Online Education (HK) Limited (the “HK CO”) to exercise the following rights relating to all equity interests held by me now and in the future in the Philippines Company (“My Shareholding”) during the term of this Power of Attorney:

The HK CO is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of the Philippines Company; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of the Philippines and the Philippines Company’s Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in part or in whole; and 3) designating and appointing on behalf of myself the legal representative, directors, supervisors, chief executive officer and other senior management members of the Philippines Company.

Without limiting the generality of the powers granted hereunder, the HK CO shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among myself, the HK CO and the Philippines Company on August 31, 2015 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

All the actions associated with My Shareholding conducted by the HK CO shall be deemed as my own actions, and all the documents related to My Shareholding executed by the HK CO shall be deemed to be executed by me.  I hereby acknowledge and ratify those actions and/or documents by the HK CO.

The HK CO is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by the Philippine laws, the HK CO shall designate a Philippine citizen to exercise the aforementioned rights.

During the period that I am a shareholder of the Philippines Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the HK CO through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in English and executed on August 31, 2015.

Strictly Confidential

1

(Signature page to Power of Attorney)

Nelson Tan

		By:	/s/ Nelson Tan

Accepted by

China Online Education (HK) Limited

By:	/s/ Huang Jiajia

Name:	Huang Jiajia

Title:	Director

Acknowledged by:

51 Talk English Philippines Corporation

By:	/s/ Nelson Tan

Name:	Nelson Tan

Title:	Director

2